UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

BIOSTAX CORP

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2431 Aloma Ave, Suite 124, Winter Park, FL 32792

(Address of Principal Executive Offices) (Zip Code)

888-391-9355

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common	BTAX	OTC Pink

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Clay Caperton Renyolds as Director

On October 24, 2023 the board of directors of Biostax Corp, (the “Company”) appointed Ms. Mary Clay Caperton, age 61 to the Board of Directors in accordance with the bylaws of the Issuer.

Ms. Caperton began her career in the Sports Management Industry and then expanded to working with not-for-profit organizations. She was a member of the Steward School Board of Trustees from 2016-2022 and that included her membership on the Advancement, Governance and Executive Committees. Since 2019, she has been a member of the Bon Secours Richmond Foundation Board and its Development Committee; since 2022 she has also been a member of the Riverside School Board of Trustees, where she is the vice chair of the Development & Governance Committees; since 2022 she has been a member of the Trinity Episcopal School Board of Trustees and is the Chair of its Advancement Committee. Ms. Caperton went to Virginia Polytechnic Institute & State University from 1980-1983 and attended Virginia Commonwealth University from 1984-1986 where she earned a B.S. in Sociology & Anthropology.

There are no arrangements or understandings between Ms. Caperton and any other persons pursuant to which she was selected as a director. There are no family relationships that exist between Ms. Caperton and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Ms. Caperton and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SECTION 8 — OTHER EVENTS

Item 8.01

Other Events.

On November 2, 2023 Biostax Corp (the “Company”) issued a press release announcing the appointment of Ms. Mary Clay Caperton to its Board of Directors. A Copy of the press release is attached to this report as Exhibit 99.1. The press release furnished in this report as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Dated November 2, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BISOSTAX CORP

By	/s/ Noreen Griffin
Name:	Noreen Griffin
Title:	Chief Executive Officer

Date: November 2, 2023

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release Dated November 2, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)